UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2023 (April 12, 2023)

GENESIS GROWTH TECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41138	98-1601264
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bahnhofstrasse 3 Hergiswil Nidwalden, Switzerland	6052
(Address of principal executive offices)	(Zip Code)

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +41 78 607 99 01

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	GGAAU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	GGAA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	GGAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm

On April 12, 2023, Citrin Cooperman & Company, LLP (“Citrin”) resigned as the independent registered public accounting firm of Genesis Growth Tech Acquisition Corp. (the “Company”) effectively immediately.

Citrin audited the Company’s financial statements as of December 31, 2021, and for the period from March 17, 2021 (inception) through December 31, 2021. The report of Citrin on such financial statements contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern. The report of Citrin on such financial statements of the Company did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except for the going concern matter.

During the period from March 17, 2021 (inception) through December 31, 2021, and through the interim period ended September 30, 2022, and through April 12, 2023, there were no disagreements between the Company and Citrin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Citrin, would have caused Citrin to make reference to the subject matter of the disagreements in connection with its audit report on the Company’s financial statements.

During the period from March 17, 2021 (inception) through December 31, 2021, and the interim period ended September 30, 2022, and through April 12, 2023, Citrin did not advise the Company of any reportable events specified in Item 304(a)(1)(v) of Regulation S-K with respect to the Company, except for the material weakness in the Company’s internal control over financial reporting previously disclosed in the Company’s Form 10-Q/A (Amendment No. 1) for the quarterly period ended June 30, 2022 and Form 10-Q for the quarterly period ended September 30, 2022. Management identified a material weakness in the Company’s internal control over financial reporting relating to their controls around the approval process of the Company’s financial statements which was not effectively designed and maintained. The Audit Committee has discussed the material weakness with Citrin.

The Company provided Citrin with the disclosure under Item 4.01 of this Current Report on Form 8-K prior to filing it with the SEC and requested Citrin to furnish to the Company a letter addressed to the SEC stating whether it agrees with the statements made in this Item 4.01. A copy of Citrin’s letter, dated April 17, 2023, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

On April 14, 2023, MaloneBailey, LLP (“MaloneBailey”) was engaged as the Company’s independent registered public accounting firm for the audit of the Company’s annual report on Form 10-K for the year ended December 31, 2022. During the Company’s fiscal year ended December 31, 2022 and the period from March 17, 2021 (inception) through December 31, 2021 and the subsequent interim period through April 14, 2023, MaloneBailey was not consulted on any matters identified within Item 304(a)(2) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
16.1	Letter of Citrin Cooperman & Company, LLP dated April 17, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS GROWTH TECH ACQUISITION CORP.

Date: April 17, 2023	By:	/s/ Eyal Perez
	Name:	Eyal Perez
	Title:	Chief Executive Officer, Chief Financial Officer and Director

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